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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): February 28, 2001

                             WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)

           Delaware                       001-2979             No. 41-0449260
(State or other jurisdiction          (Commission File           (IRS Employer
        of incorporation)                  Number)           Identification No.)

            420 Montgomery Street, San Francisco, California 94163
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1-800-411-4932

                                Not applicable

         (Former name or former address, if changed since last report)
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Item 7:   Financial Statements and Exhibits

          On February 28, 2001, Wells Fargo & Company established a Medium-Term Note Program, Series C and a Subordinated Medium-Term Note Program, Series D. The purpose of this Current Report is to file with the Securities and Exchange Commission the Distribution Agreement and forms of Notes relating to such Programs.

          (c)  Exhibits

               1.1 Distribution Agreement dated February 28, 2001 among Wells Fargo & Company and the Agents named therein.

               4.1       Form of Medium-Term Fixed Rate Note, Series C.

               4.2       Form of Medium-Term Floating Rate Note, Series C.

               4.3       Form of Subordinated Medium-Term Fixed Rate Note,
                         Series D.

               4.4       Form of Subordinated Medium-Term Floating Rate Note,
                         Series D.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 1, 2001.

                                WELLS FARGO & COMPANY



                                   By /s/ Les L. Quock
                                      ------------------------------------
                                      Les L. Quock
                                      Senior Vice President and Controller

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